UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1151 Maplewood Drive Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 630-250-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2015, the Compensation Committee of the Board of Directors of Knowles Corporation (the “Company”) approved the First Amendment to the Company’s Senior Executive Change-in-Control Severance Plan (such plan, the “Severance Plan,” and such amendment, the “Severance Plan Amendment”). The Severance Plan Amendment amends the eligibility provisions of the Severance Plan so that those executives who report directly to the Company’s Chief Executive Officer are eligible to participate in the Severance Plan.

On May 5, 2015, the Board of Directors of the Company approved the First Amendment to the Company’s 2014 Equity and Cash Incentive Plan (such plan, the “Equity Plan,” and such amendment, the “Equity Plan Amendment”). The Equity Plan Amendment amends the Equity Plan to (i) allow for non-employee directors of the Company to receive annual equity-based compensation awards in a form other than fully vested shares of common stock of the Company and to provide for such awards to be granted at the time of the Company’s annual meeting, rather than on November 15th of each year, (ii) clarify that non-employee directors of the Company are eligible for accelerated vesting of equity awards upon a qualifying cessation of service following a change in control, and (iii) allow outstanding stock options and stock appreciation rights to remain exercisable for a period of twelve months following a participant’s qualifying termination of employment or service after a change in control (but not later than the expiration date of such option or stock appreciation right).

The descriptions of the Severance Plan Amendment and the Equity Plan Amendment in this Current Report on Form 8-K are qualified in their entirety by reference to the full texts of the Severance Plan Amendment and the Equity Plan Amendment filed as Exhibits 10.1 and 10.2 hereto, respectively, which are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting of Stockholders on May 5, 2015. At the Annual Meeting, the Company’s stockholders (i) elected the persons listed below to serve as Class II directors for a term of three years expiring at the 2018 Annual Meeting of Stockholders; (ii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2015; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; (iv) approved the performance measures under the Knowles Corporation Executive Officer Annual Incentive Plan and (v) approved the performance measures under the Knowles Corporation 2014 Equity and Cash Incentive Plan. Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Item 1:	The election of three Class II directors

Director Name	For	Withheld	Broker Non- Votes
Robert W. Cremin	67,096,614	1,548,353	6,987,416
Didier Hirsch	67,310,869	1,334,098	6,987,416
Ronald Jankov	67,103,676	1,541,291	6,987,416

Item 2:	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015

For	Against	Abstain	Broker Non- Votes
75,434,878	27,548	169,957	0

Item 3:	An advisory vote on named executive officer compensation

For	Against	Abstain	Broker Non- Votes
61,483,266	6,883,005	278,696	6,987,416

Item 4:	Approval of the performance measures under the Knowles Corporation Executive Officer Annual Incentive Plan

For	Against	Abstain	Broker Non- Votes
65,456,579	2,918,111	270,277	6,987,416

Item 5:	Approval of the performance measures under the Knowles Corporation 2014 Equity and Cash Incentive Plan

For	Against	Abstain	Broker Non- Votes
67,415,896	973,242	255,829	6,987,416

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	First Amendment to the Knowles Corporation Senior Executive Change-in-Control Severance Plan

10.2	First Amendment to the Knowles Corporation 2014 Equity and Cash Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: May 8, 2015
	By:	/s/ Thomas G. Jackson
Thomas G. Jackson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to the Knowles Corporation Senior Executive Change-in-Control Severance Plan

10.2	First Amendment to the Knowles Corporation 2014 Equity and Cash Incentive Plan

4